EXHIBIT 10(p)(3)
                  AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENTS

    AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENTS (this "Amendment") dated as of December 9, 1994 among Central Louisiana Electric Company, Inc. (the "Company"), various financial institutions (the "Banks"), Swiss Bank Corporation, New York Branch, as Issuer of the Letters of Credit ("Swiss Bank"), and Swiss Bank Corporation, New York Branch, as Agent (the "Agent").

                                 WITNESSETH:

    WHEREAS, the Company, certain combinations of the Banks, Swiss Bank and the Agent are parties to three separate Reimbursement Agreements, each dated as of May 29, 1991 (collectively, the "Agreements"); and

    WHEREAS, the parties hereto desire to amend the Agreements as herein provided; and

    WHEREAS, pursuant to Section 11.01 of each Agreement, each Agreement may be amended by the written agreement of the Company, the Banks, Swiss Bank and the Agent.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

    1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreements.

    2. AMENDMENTS. (a) The first sentence of Section 2.03 of each of the Agreements is hereby amended by deleting the words "one (1) year" and replacing them with the words "the specific period of time set forth in such request".

    (b) The third sentence of Section 2.03 of each of the Agreements is hereby amended by (i) deleting, without replacement, the words "for one year" and (ii) deleting the words "by one year" and replacing them with the words "through the appropriate date".

    (c) Section 2.04 of each of the Agreements is hereby amended by deleting the percentage ".35%" and replacing it with the percentage ".315%".

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    (d) Section 2.05 of each of the Agreements is hereby amended by deleting the percentage ".15%" and replacing it with the percentage ".11%".

    (e) Clause (ii) of Section 11.02 of each of the Agreements is hereby amended in its entirety to read as follows: " (ii) if to the Agent, to it at the offices of Swiss Bank Corporation, San Francisco Branch, 101 California Street, Suite 1700, San Francisco, California 94111-5884, Attention: Ms. Marcia B. Burkey, telecopy number (415) 989-7570;"

    (f) Clause (iii) of Section 11.02 of each of the Agreements is hereby amended by deleting the words "222 Broadway, New York, New York 10008" and replacing them with the words "10 East 50th Street, New York, New York 10022".

    3. NO DEFAULT. The Company hereby represents and warrants to the Banks, Swiss Bank and the Agent that, both before and after giving effect to this Amendment, no Default or Event of Default exists under any Agreement.

    4. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Banks, Swiss Bank and the Agent that, both before and after giving effect to this Amendment, the representations and warranties contained in Sections 6.01, 6.02 (with respect to the Agreement only), 6.03 (with respect to the Agreement only), 6.04 (with respect to the Agreement only), 6.05, 6.06, 6.07, 6.09 and 6.11 through 6.15, inclusive, of each Agreement are true and correct.

    5. COUNTERPARTS. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

    6. AGREEMENTS NOT OTHERWISE AMENDED. Terms and provisions of the Agreements not amended hereby shall continue to remain in full force and effect. From and after the date hereof, all references in the Agreements and each of the Operative Documents to the Agreements shall be deemed references to the Agreements as amended by this Amendment.

    7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
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    IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered on its behalf, all as of the date first above written.

                                       CENTRAL LOUISIANA ELECTRIC
                                        COMPANY, INC.

                                       By: DAVID M. EPPLER
                                           Title: Vice President-Finance

                                       SWISS BANK CORPORATION, NEW
                                        YORK BRANCH, individually, as
                                        Agent and as Issuer of the
                                        Letters of Credit

                                       By: MARCIA BURKEY
                                           Title: Director, Merchant Banking

                                       By: JAMIE DILLON
                                           Title: Director, Merchant Banking

                                       THE FIRST NATIONAL BANK OF CHICAGO

                                       By: MICHAEL J. JOHNSON
                                          Title: Vice President

                                       WACHOVIA BANK OF GEORGIA, N.A.

                                       By: TERRY P. AKINS
                                           Title: Senior Vice President

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